UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2005

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Harrah’s Court
Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.                    Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item  2.03.                    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 27, 2005, Harrah’s Operating Company, Inc. (“Harrah’s Operating”), a wholly-owned subsidiary of the Registrant, closed the private placement of $750 million in aggregate principal amount of senior notes pursuant to an Indenture dated May 27, 2005. The Registrant has irrevocably and unconditionally guaranteed the notes on an unsecured senior basis. The notes were sold (1) within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Act”), and (2) outside the United States only to non-U.S. persons in reliance on Regulation S under the Act.

The notes accrue interest at a rate of 5.625% per annum and mature on June 1, 2015. Harrah’s Operating will pay interest on the notes twice a year, on each December 1st and June 1st, beginning December 1, 2005. The notes are redeemable, as a whole or in part, by Harrah’s Operating, at any time or from time to time, upon notice of at least 30 days but not more than 60 days. The redemption price is equal to accrued interest plus the greater of (1) 100% of the principal amount of the notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments on such notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable treasury rate plus 30 basis points.

The notes were sold pursuant to an Indenture dated as of May 27, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee. A copy of the Indenture, including the form of note, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The Indenture contains customary covenants that limit Harrah’s Operating’s and its subsidiaries’ ability to (i) create or incur liens; (ii) enter into sale and leaseback transactions; and (iii) merge or consolidate with other entities. These covenants are subject to a number of important exceptions and qualifications. Specifically, the Registrant’s proposed merger with Caesar’s Entertainment, Inc. is not limited by the Indenture.

The Indenture provides that each of the following is an event of default: (i) failure to pay principal of any notes when due and payable at maturity, upon redemption or otherwise; (ii) failure to pay any interest on any notes when due and payable, and such default continues for 30 days; (iii) default in the performance or breach of any covenant or warranty of Harrah’s Operating or the Registrant, which default continues uncured for a period of 60 days after Harrah’s Operating or the Registrant receives written notice from the trustee or after Harrah’s Operating, the Registrant and the trustee receive written notice from the holders of at least 25% in principal amount of the outstanding notes as provided in the indenture; (iv) certain events of bankruptcy, insolvency or reorganization; and (v) the acceleration of the maturity of any Indebtedness of Harrah’s Operating (other than non-recourse indebtedness), at any one time, in an amount in excess of the greater of (1) $25 million and (2) 5% of the consolidated net tangible assets, if such acceleration is not annulled within 30 days after Harrah’s Operating receives written notice from the trustee and the holders of at least 25% in principal amount of the outstanding shares.

On May 27, 2005, Harrah’s Operating and the Registrant also entered into a registration rights agreement relating to the notes with the initial purchasers named therein. Under the registration rights agreement, Harrah’s Operating is required to: (i) file, within 90 days after the issue date of the notes, a registration statement with respect to a registered offer to exchange all of the notes for freely tradable notes, that are registered with the SEC and that have substantially identical terms as the notes; (ii) to use its best efforts to cause such exchange offer registration statement to become effective within 180 days after the issue date of the notes; and (iii) to complete the exchange offer within 210 days after the issue date of the notes. If Harrah’s Operating is not able to effect the exchange offer, it will use its best efforts to file and cause to become effective a shelf registration statement relating to resales of the notes. In addition, if (a) on or prior to the 90th day following the issue date of the notes, neither the exchange offer registration statement nor the shelf registration statement has been filed; (b) on or prior to the 180th day following the issue date of the notes, neither the exchange offer registration statement nor the shelf registration statement has been declared effective; (c) on or prior to the 210th day following the issue date of the notes, neither the exchange offer has been completed nor the shelf registration statement has been declared effective; or (d) the exchange offer registration statement or the shelf registration statement is declared effective but thereafter cease to be effective or usable in connection with resales in accordance with and during the periods specified in the registration rights agreement, then Harrah’s Operating will pay additional interest to each holder of notes.  Additional interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of any such registration default and shall increase by 0.25% per annum at the end of each subsequent 90-day period until all such registration defaults have been cured, but in no event shall such rate exceed 0.50% per annum.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 9.01.                       Financial Statements and Exhibits.

(c)	Exhibits

	4.1	Indenture dated as of May 27, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee.
	4.2	Registration Rights Agreement dated as of May 27, 2005, among the Registrant, Harrah’s Operating and the Initial Purchasers, as set forth therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: June 3, 2005	By:	/s/ Stephen H. Brammell
Stephen H. Brammell
Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

4.1	Indenture dated as of May 27, 2005, among Harrah’s Operating, as Issuer, the Registrant, as Guarantor, and U.S. Bank National Association, as Trustee.
4.2	Registration Rights Agreement dated as of May 27, 2005, among the Registrant, Harrah’s Operating and the Initial Purchasers, as set forth therein.